UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 26, 2008

Dominion Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 25, 2008, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Series D Senior Notes Underwriting Agreement) with Barclays Capital Inc. and J.P. Morgan Securities Inc., as Representatives for the underwriters named in the Series D Senior Notes Underwriting Agreement, for the sale of $600,000,000 aggregate principal amount of the Company’s 2008 Series D 8.875% Senior Notes due 2019. Such Senior Notes, which are designated the 2008 Series D 8.875% Senior Notes due 2019, are Senior Debt Securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on February 13, 2006 (File No. 333-131810). A copy of the Series D Senior Notes Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The form of the Thirty-Eighth Supplemental and Amending Indenture to the Company’s June 1, 2000 Senior Indenture, pursuant to which the 2008 Series D 8.875% Senior Notes due 2019 will be issued and Deutsche Bank Trust Company Americas will be named as Series Trustee, is filed as Exhibit 4.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits
1.1	Underwriting Agreement, dated November 25, 2008, between the Company and Barclays Capital Inc. and J.P. Morgan Securities Inc., as Representatives for the underwriters named in the Underwriting Agreement relating to the 2008 Series D 8.875% Senior Notes due 2019.*

4.1	Form of Senior Indenture, dated June 1, 2000, between the Company and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as Trustee (Exhibit 4 (iii), Form S-3, Registration Statement, File No. 333-93187, incorporated by reference).

4.2	Form of Thirty-Eighth Supplemental and Amending Indenture to the Senior Indenture among the Company, The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as Original Trustee and Deutsche Bank Trust Company Americas, as Series Trustee, pursuant to which the 2008 Series D 8.875% Senior Notes due 2019 will be issued and Deutsche Bank Trust Company Americas will be named as Series Trustee. The form of the 2008 Series D 8.875% Senior Notes due 2019 is included as Exhibit A to the form of the Thirty-Eighth Supplemental and Amending Indenture.*

5.1	Opinion of McGuireWoods LLP.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ G. Scott Hetzer
Name: G. Scott Hetzer Title: Senior Vice President and Treasurer

Date: November 26, 2008